SENIOR SECURITY AGREEMENT

THIS SENIOR SECURITY AGREEMENT, dated as of February 16, 2015 (this “Agreement”), is executed by Heatwurx, Inc., a Delaware corporation (the “Company”) and its subsidiaries Dr. Pave Worldwide, LLC, a Delaware limited liability company, and Dr. Pave, LLC, a California limited liability company (the “Subsidiaries”) (the Company and the Subsidiaries will be collectively referred to as the “Debtor”), in favor of JMW Fund, LLC, a Delaware limited liability company, Richland Fund, LLC, a Nevada limited liability company, and San Gabriel Fund, LLC, a California limited liability company (collectively referred to as the “Secured Party”).

RECITALS

WHEREAS, in order to induce the Secured Party to enter into a loan agreement with the Company lending up to TWO MILLION DOLLARS ($2,000,000), the Debtor has agreed to enter into this Agreement and to grant to the Secured Party the security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

1.

Definitions and Interpretation.

 When used in this Agreement, the following terms have the following respective meanings:

(a)

“Collateral” has the meaning given to that term in Section 2 hereof.

(b)

“Lien” means, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction; provided, however, that Lien shall not be deemed to include any Permitted Liens (as defined herein).

(c)

“Loan Documents” means this Agreement, the 12% Senior Secured Promissory Note(s) (the “Note(s)”), the Loan Agreement, the Guaranty Agreement, and any other documents associated with the same transaction.

(d)

“Obligations” means the Note and all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Loan Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(e)

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established or Liens for delinquent tax obligations as of the date hereof; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, and other types of social security, and mechanic’s Liens, carrier’s Liens and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance, and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or contractual arrangements; (d) Liens in favor of the Secured Party; (e) Liens upon any equipment acquired or held by the Debtor or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default (as defined in the Note) under the Note; (g) Liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (h) leases or subleases and licenses or sublicenses granted in the ordinary course of the Debtor’s business; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; and (j) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums.

(f)

“Person” means and includes an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(g)

“UCC” means the Uniform Commercial Code as in effect in the State of Delaware from time to time.  Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.

Grant of Security Interest.

 As security for the Obligations, the Debtor hereby pledges to the Secured Party, and grants to the Secured Party, a security interest in all right, title, and interest of the Debtor in and to the Collateral.  “Collateral” shall mean and include all right, title, interest, claims and demands of the Debtor in and to each and every asset, tangible and intangible, in which the Debtor has any right, title, interest, claim or demand, including, but not limited to, equipment, fixtures, real and personal property, patents, trademarks, copyrights, trade secrets, confidential information and any other proprietary or intellectual property rights, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, replacement parts and accumulations to any and all of such assets.  The Company explicitly pledges to the Secured Party and grants the Secured Party a security interest in all of its trademarks and patents, which trademarks and patents are encompassed in the definition of Collateral set forth above. The Company agrees that for purposes of recordation with the United States Patent and Trademark Office, it will enter into a separate Intellectual Property Security Agreement, a form of which is included herein as Exhibit 1.

3.

General Representations and Warranties.

 The Debtor represents and warrants to the Secured Party that:

(a)

The Debtor is the owner or authorized user of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner or authorized user thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens;

(b)

Upon the filing of UCC-1 financing statements in the appropriate filing offices and/or patent office (as generally set forth in Exhibit 2 hereto), the Secured Party has (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; and

(c)

The originals of all documents evidencing all accounts receivable and payment intangibles of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at the chief executive office of the Debtor as the same may be changed only upon prior written notice to the Secured Party.

4.

Covenants Relating to Collateral.

  The Debtor hereby agrees:

(a)

To perform all acts that may be necessary to maintain, preserve, protect, and perfect the Collateral, the Lien granted to the Secured Party therein and the perfection and priority of such Lien by filing, except for Permitted Liens;

(b)

Not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral;

(c)

To pay prior to delinquency all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral, other than Liens for delinquent taxes outstanding as of the date hereof, except as may be subject to good faith contest or as to which a bona fide dispute may arise;

(d)

Without prior written notice to the Secured Party, (i) not to change the Debtor’s name or place of business (or, if the Debtor has more than one place of business, its chief executive office), or the office in which the Debtor’s records relating to accounts receivable and payment intangibles are kept and (ii) not to change the Debtor’s state of formation;

(e)

To procure, execute, and deliver from time to time any endorsements, assignments, financing statements, and other writings reasonably deemed necessary or appropriate by the Secured Party to perfect, maintain, and protect its Lien hereunder and the priority thereof and to deliver promptly upon the request of the Secured Party all originals of Collateral consisting of instruments;

(f)

Not to surrender or lose possession of (other than to the Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; provided that the Debtor may sell, lease, transfer, license or otherwise dispose of any of the Collateral in the ordinary course of business consisting of (i) the sale of inventory; (ii) sales of worn-out or obsolete equipment; (iii) non-exclusive licenses and similar arrangements for the use of the property of the Debtor; and (iv) escrows of software or other intellectual property entered into by the Debtor in the ordinary course of the Debtor’s business;

(g)

To comply with all material requirements of law relating to the production, possession, operation, maintenance, and control of the Collateral; and

(h)

To permit the Secured Party and its representatives the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of the Debtor and its corporate, financial, and operating records, and make abstracts therefrom, and to discuss the Debtor’s affairs, finances, and accounts with its directors, officers, and independent public accountants.

5.

Authorized Action by the Secured Party.

 The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that the Secured Party may perform (but the Secured Party shall not be obligated to and shall incur no liability to the Debtor or any third party for failure so to do) any act which the Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as the Debtor might exercise with respect to the Collateral, including the right to:

(a)

collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral;

(b)

enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;

(c)

make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral;

(d)

insure, process, and preserve the Collateral;

(e)

pay any indebtedness of the Debtor relating to the Collateral; and

(f)

file UCC financing statements and execute other documents, instruments, and agreements required hereunder;

provided, however, that the Secured Party shall not exercise any such powers granted pursuant to subsections (a) through (e) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default.  The Debtor agrees to reimburse the Secured Party upon demand for any reasonable costs and expenses, including attorneys’ fees, the Secured Party may incur while acting as the Debtor’s attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations.  It is further agreed and understood between the parties hereto that such care as the Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Secured Party’s possession; provided, however, that the Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

6.

Litigation and Other Proceedings.

(a)

The Debtor shall have the right and obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the patents, trademarks, copyrights, mask works or trade secrets.

(b)

Upon the occurrence and during the continuation of an Event of Default, as defined in the Note, the Secured Party shall have the right, but not the obligation, to bring suit or institute proceedings in the name of the Debtor or the Secured Party to enforce any rights in the Collateral, including any license thereunder, in which event the Debtor shall at the request of the Secured Party do any and all lawful acts and execute any and all documents reasonably required by the Secured Party in aid of such enforcement.  If the Secured Party elects not to bring suit to enforce any right under the Collateral, including any license thereunder, the Debtor agrees to use all reasonable measures, whether by suit, proceeding or other action, to cause to cease any infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

7.

Default and Remedies

(a)

The Debtor shall be deemed in default under this Agreement upon the occurrence and during the continuance of an Event of Default.

(b)

Remedies.  Upon the occurrence and during the continuance of any such Event of Default, the Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including the right to: (i) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party; and (ii) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate.  The Debtor and the Secured Party each hereby agrees that thirty (30) days’ notice of any intended sale or disposition of any Collateral is reasonable.  In furtherance of the Secured Party’s rights hereunder, the Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license, exercisable without royalty or other payment by the Secured Party, and only in connection with the exercise of remedies hereunder upon an Event of Default, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which the Debtor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c)

Application of Collateral Proceeds.  The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by the Secured Party at the time of, or received by the Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i)

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by the Secured Party;

(ii)

Second, to the payment to the Secured Party of the amount then owing or unpaid on the Note (applied first to any accrued but unpaid interest and thereafter to outstanding principal amounts);

(iii)

Third, to the payment of other amounts then payable to the Secured Party under any of the Loan Documents (applied first to any accrued but unpaid interest and thereafter to outstanding principal amounts); and

(iv)

Fourth, to the payment of the surplus, if any, to the Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

8.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to the Secured Party at:
Richland, JMW, and San Gabriel Funds 4 Richland Place Pasedena, CA 91103
Attention: Justin Yorke
Email Address: justin@mcgrainfinancial.com

If to the Debtor at:
Heatwurx, Inc. 18001 S. Figueroa, Unit F Gardena, CA 90248
Attention: Heather Kearns
Email Address: heather@heatwurx.com

With a copy (which will not constitute notice) to:
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue, Suite 250
South Jordan, UT 84095
Attention: Ron Vance
Email Address: ron@vancelaw.us

9.

Successors and Assigns; Assignment.  Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.  The Company may not assign this Agreement or any of the rights or obligations referenced herein without the prior written consent of the Holder.  The Holder may assign this Agreement, in whole or in part, without the prior consent of the Company, and any assignee of this Agreement shall inure to all of the rights of the Holder hereunder.

10.

Waiver of Notice.  The Company hereby waives notice, presentment, demand, protest, and notice of dishonor.

11.

No Stockholder Rights.  Nothing contained in this Agreement shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

12.

Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

13.

Binding Agreement; Survival.  This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

14.

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  All remedies, either under this Agreement or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

15.

Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the language used in this Agreement has been chosen by the parties to express their mutual intent.  Accordingly, no rules of strict construction will be applied against any party with respect to this Agreement.

16.

Cumulative Rights.  No delay on the part of the Holder in the exercise of any power or right under this Agreement or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

17.

Payments Free of Taxes, Etc.  All payments made by the Company under this Agreement shall be made by the Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings.  In addition, the Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Agreement.  Upon request by the Holder, the Company shall furnish evidence satisfactory to the Holder Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

18.

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

19.

Other Interpretive Provisions.  References in the Agreement to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “include” and “including” and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

20.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

21.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

22.

Governing Law; Jurisdiction; Venue.  This Agreement, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

23.

Entire Agreement; Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.

24.

Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of date first above written.

DEBTOR:
HEATWURX, INC.

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO

DR. PAVE WORLDWIDE, LLC

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO of Heatwurx, Inc., Sole Member

DR. PAVE, LLC

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO of Heatwurx, Inc., Sole Member

AGREED:
SECURED PARTY

JMW FUND, LLC

Signature:	/s/ Justin York
Name:	Justin York
Its:	Manager

RICHLAND FUND, LLC

Signature:	/s/ Justin York
Name:	Justin York
Its:	Manager

SAN GABRIEL FUND, LLC

Signature:	/s/ Justin York
Name:	Justin York
Its:	Manager

EXHIBIT 1

[Intellectual Property Security Agreement]

EXHIBIT 2

[UCC-1 Financing Statements]